Exhibit 99.1



                                                                      EXECUTION

===============================================================================






                        LEHMAN BROTHERS HOLDINGS INC.,

                                    SELLER

                                      and

                     IBF SPECIAL PURPOSE CORPORATION VII,

                                   PURCHASER

                  MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT

                         Dated as of February 1, 2001

                    Amortizing Residential Collateral Trust
             (Mortgage Pass-Through Certificates Series 2001-BC1)

===============================================================================

                               Table of Contents

                                                                           Page

                                  ARTICLE I.
                         CONVEYANCE OF MORTGAGE LOANS

Section 1.01. Sale of Mortgage Loans..........................................3
Section 1.02. Delivery of Documents...........................................3
Section 1.03. Review of Documentation.........................................3
Section 1.04. Representations and Warranties of the Seller....................4
Section 1.05. Grant Clause....................................................9
Section 1.06. Assignment by Purchaser.........................................9

                                  ARTICLE II.
                           MISCELLANEOUS PROVISIONS

Section 2.01. Binding Nature of Agreement; Assignment.........................9
Section 2.02. Entire Agreement................................................9
Section 2.03. Amendment.......................................................9
Section 2.04. Governing Law..................................................10
Section 2.05. Severability of Provisions.....................................10
Section 2.06. Indulgences; No Waivers........................................10
Section 2.07. Headings Not to Affect Interpretation..........................11
Section 2.08. Benefits of Agreement..........................................11
Section 2.09. Counterparts...................................................11


                                   SCHEDULES

SCHEDULE A           Mortgage Loan Schedule

EXHIBIT A            Underwriting Criteria of each Transferor


     This MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT, dated as of February 1, 2001 (the "Agreement"), is executed by and between Lehman Brothers Holdings Inc. ("LBH" or the "Seller") and IBF Special Purpose Corporation VII (the "Purchaser").

     All capitalized terms not defined herein shall have the same meanings assigned to such terms in that certain Trust Agreement (the "Trust Agreement"), dated as of February 1, 2001, between Structured Asset Securities Corporation, as depositor (the "Depositor"), and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee").

                             W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, pursuant to the following specified mortgage loan purchase and warranties, seller's warranties and servicing or assignment agreements (each a "Transfer Agreement," and together the "Transfer Agreements"), Lehman Capital, a division of Lehman Brothers Holdings Inc. ("Lehman Capital"), or Lehman Brothers Bank, FSB, an affiliate of the Seller (the "Bank"), has purchased from various mortgage originators or their correspondents (each a "Transferor" and collectively, the "Transferors"), certain conventional, first lien, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans identified on the Mortgage Loan Schedule attached hereto as Schedule A (collectively, the "Mortgage Loans"):

     I. Lehman Capital, as purchaser:

          a. Mortgage Loan Purchase and Warranties Agreement, dated as of March 1, 2000, between Lehman Capital, as Purchaser, and Fremont Investment & Loan, as Seller (for Conventional, Fixed and Adjustable Rate, Residential Mortgage Loans);

     II.  Bank, as purchaser:

          a. Seller's Warranties and Servicing Agreement, dated as of September 1, 1999, between the Bank, as Purchaser, and Option One Mortgage Corporation, as Seller (for Conventional Residential Adjustable and Fixed Rate Mortgage Loans);

          b. Purchase and Warranties Agreement, dated as of October 13, 1999, between the Bank, as Purchaser, and BNC Mortgage, Inc., as Seller (for Adjustable Rate Mortgage Loans);

          c. Purchase and Warranties Agreement, dated and effective as of October 26, 1999, between the Bank, as Purchaser, and Long Beach Mortgage Company, as Seller (for Fixed and Adjustable Rate Mortgage Loans - Flow Delivery Program);

          d. Purchase and Warranties Agreement, dated as of December 10, 1999, between the Bank, as Purchaser, and BNC Mortgage, Inc., as Seller (for Fixed Rate Mortgage Loans);

          e. Mortgage Loan Purchase and Warranties Agreement, dated as of December 15, 1999, between the Bank, as Purchaser, and Ameriquest Mortgage Company, as Seller (for Conventional Adjustable Rate Residential Mortgage Loans);

          f. Flow Purchase and Warranties Agreement, dated as of March 10, 2000, between the Bank, as Purchaser, and BNC Mortgage, Inc., as Seller (for Fixed and Adjustable Rate Mortgage Loans).

          g. Purchase, Warranties and Servicing Agreement, dated as of April 1, 2000, between Lehman Brothers Bank, FSB, as Purchaser and Long Beach Mortgage Company, as Seller (for Fixed and Adjustable Rate Mortgage Loans -- Flow Delivery Program).

     WHEREAS, pursuant to the following assignment and assumption agreements, the Bank has assigned all of its rights, title and interest in and to the foregoing Transfer Agreements listed in II(a) through (g), including the Mortgage Loans acquired by the Bank thereunder, to the Seller:

          a. Assignment and Assumption Agreements, each dated as of March 8, 2001, and effective as of February 1, 2001, between the Bank, as assignor, and the Seller, as assignee, with respect to each Transfer Agreement entered into by the Bank listed in II (a) through (g) above.

     WHEREAS, the Seller is a party to a servicing agreement dated as of February 1, 2001 (the "Servicing Agreement") between the Seller and Option One Mortgage Corporation, as servicer, pursuant to which the Mortgage Loans are to be serviced by the Servicer.

     WHEREAS, the Seller desires to sell, without recourse, all of its right, title and interest in and to the Mortgage Loans to the Purchaser and to assign all of its rights and interest under the Transfer Agreements and the Servicing Agreement relating to the Mortgage Loans to the Purchaser.

     WHEREAS, the Seller and the Purchaser acknowledge and agree (i) that the Purchaser will convey the Mortgage Loans to the Depositor, assign all of its rights and delegate all of its obligations hereunder to the Depositor, (ii) that the Depositor will convey the Mortgage Loans to a Trust Fund created pursuant to the Trust Agreement, assign all of its rights and delegate all of its obligations hereunder to the Trustee for the benefit of the Certificateholders, and that each reference herein to the Purchaser is intended, unless otherwise specified, to mean the Depositor, the Purchaser or the Trustee, as assignee, whichever is the owner of the Mortgage Loans from time to time.

     NOW, THEREFORE, in consideration of the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Purchaser agree as follows:

                                  ARTICLE I.

                         CONVEYANCE OF MORTGAGE LOANS

     Section 1.01. Sale of Mortgage Loans. Concurrently with the execution and delivery of this Agreement, the Seller does hereby transfer, assign, set over, deposit with and otherwise convey to the Purchaser, without recourse, subject to Sections 1.03 and 1.04, all the right, title and interest of the Seller in and to the Mortgage Loans identified on Schedule A hereto, having an aggregate Scheduled Principal Balance as of the Cut-off Date of $217,850,332.99. Such conveyance includes, without limitation, the right to all distributions of principal and interest received on or with respect to the Mortgage Loans on or after the Cut-off Date (other than payments of principal and interest due on or before such date), and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date, together with all of the Seller's right, title and interest in and to each related account and all amounts from time to time credited to and the proceeds of such account, any REO Property and the proceeds thereof, the Seller's rights under any Insurance Policies relating to the Mortgage Loans, and the Seller's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties.

     Concurrently with the execution and delivery of this Agreement, the Seller hereby assigns to the Purchaser all of its rights and interest under each Transfer Agreement and the Servicing Agreement, other than any servicing rights retained pursuant to the provisions of such Transfer Agreement or Servicing Agreement, to the extent relating to the Mortgage Loans. Concurrently with the execution hereof, the Purchaser tenders the purchase price of $230,051,820. The Purchaser hereby accepts such assignment and delegation, and shall be entitled to exercise all the rights of the Seller under each Transfer Agreement and the Servicing Agreement, as if the Purchaser had been a party to each such agreement.

     Section 1.02. Delivery of Documents. (a) In connection with such transfer and assignment of the Mortgage Loans hereunder, the Seller does hereby deliver, or cause to be delivered, to the Purchaser (or its designee) the documents or instruments with respect to each Mortgage Loan (each a "Mortgage File") so transferred and assigned, as specified in the related Transfer Agreements or the Servicing Agreement.

     (b) For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Seller, in lieu of delivering the related Mortgage Files, herewith delivers to the Purchaser an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Certificate Account maintained by the Trustee for such purpose have been so deposited.

     Section 1.03. Review of Documentation. The Purchaser, by execution and delivery hereof, acknowledges receipt of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by Wells Fargo Bank Minnesota, National Association (the "Trustee"), The Chase Manhattan Bank, as successor by merger to Chase Bank of Texas, National Association and U.S. Bank Trust National Association (each, a "Custodian" and, collectively, the "Custodians") for the Purchaser. Each Custodian and the Trustee are required to review, within 45 days following the Closing Date, each applicable Mortgage File. If in the course of such review the Trustee or the related Custodian discovers any document or documents constituting a part of a Mortgage File that is missing, does not appear regular on its face (i.e., is mutilated, damaged, defaced, torn or otherwise physically altered) or appears to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule (each a "Material Defect"), the Seller shall be obligated to cure such Material Defect or to repurchase the related Mortgage Loan from the Purchaser (or, at the direction of and on behalf of the Depositor or the Purchaser, as the case may be, from the Trust Fund or the Depositor, as the case may be), or to substitute a Qualifying Substitute Mortgage Loan therefor, in each case to the same extent and in the same manner as the Purchaser is obligated to the Depositor under the mortgage loan sale and assignment agreement dated February 1, 2001, between the Purchaser and the Depositor (or the Depositor is obligated to the Trustee and the Trust Fund under the Trust Agreement, as the case may be).

     Section 1.04. Representations and Warranties of the Seller. (a) The Seller hereby represents and warrants to the Purchaser that as of the date hereof that:

          (i) the Seller is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement;

          (ii) the execution and delivery by the Seller of this Agreement have been duly authorized by all necessary corporate action on the part of the Seller; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the certificate of incorporation or bylaws of the Seller;

          (iii) the execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

          (iv) this Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law; and

          (v) there are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened or likely to be asserted against or affecting the Seller, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Seller will be determined adversely to the Seller and will if determined adversely to the Seller materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement.

     (b) The representations and warranties of each Transferor with respect to the Mortgage Loans in the applicable Transfer Agreement were made as of the date of such Transfer Agreement. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of a Transferor under the applicable Transfer Agreement and (ii) a representation or warranty of the Seller under this Agreement, the only right or remedy of the Purchaser shall be the right to enforce the obligations of such Transferor under any applicable representation or warranty made by it. The Purchaser acknowledges and agrees that the representations and warranties of the Seller in this Section 1.04(b) are applicable only to facts, conditions or events that do not constitute a breach of any representation or warranty made by the related Transferor in the applicable Transfer Agreement. The Seller shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by the related Transferor in such Transfer Agreement, without regard to whether the related Transferor fulfills its contractual obligations in respect of such representation or warranty; provided, however, that if the related Transferor fulfills its obligations under the provisions of such Transfer Agreement by substituting for the affected Mortgage Loan a mortgage loan which is not a Qualifying Substitute Mortgage Loan, the Seller shall, in exchange for such substitute mortgage loan, provide the Purchaser (a) with the applicable Purchase Price for the affected Mortgage Loan or (b) within the two year period following the Closing Date, with a Qualified Substitute Mortgage Loan for such affected Mortgage Loan. Subject to the foregoing, the Seller represents and warrants upon delivery of the Mortgage Loans to the Purchaser hereunder, as to each, that:

          (i) The information set forth with respect to the Mortgage Loans on the Mortgage Loan Schedule provides an accurate listing of the Mortgage Loans, and the information with respect to each Mortgage Loan on the Mortgage Loan Schedule is true and correct in all material respects at the date or dates respecting which such information is given;

          (ii) There are no defaults (other than delinquency in payment) in complying with the terms of any Mortgage, and the Seller has no notice as to any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing but which have not been paid;

          (iii) Each Mortgage requires all buildings or other improvements on the related Mortgaged Property to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the related Mortgaged Property is located pursuant to insurance policies conforming to the requirements of the guidelines of FNMA or FHLMC. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Flood Insurance Administration is in effect which policy conforms to the requirements of the current guidelines of the Federal Flood Insurance Administration. Each Mortgage obligates the related Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, each Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement.

          (iv) Each Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

          (v) Each Mortgage evidences a valid, subsisting, enforceable and perfected first lien on the related Mortgaged Property (including all improvements on the Mortgaged Property). The lien of the Mortgage is subject only to: (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender's Title Insurance Policy or attorney's opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage. Any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee in connection with, a Mortgage Loan establishes a valid, subsisting and enforceable first lien on the property described therein and the Purchaser has full right to sell and assign the same to the Trustee;

          (vi) Immediately prior to the transfer and assignment of the Mortgage Loans to the Purchaser, the Seller was the sole owner of record and holder of each Mortgage Loan, and the Seller had good and marketable title thereto, and has full right to transfer and sell each Mortgage Loan to the Purchaser free and clear, except as described in paragraph (v) above, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

          (vii) Each Mortgage Loan is covered by either (i) an attorney's opinion of title and abstract of title the form and substance of which is generally acceptable to mortgage lending institutions originating mortgage loans in the locality where the related Mortgaged Property is located or (ii) an ALTA mortgagee Title Insurance Policy or other generally acceptable form of policy of insurance, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the originator of the Mortgage Loan, and its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan (subject only to the exceptions described in paragraph (v) above). If the Mortgaged Property is a condominium unit located in a state in which a title insurer will generally issue an endorsement, then the related Title Insurance Policy contains an endorsement insuring the validity of the creation of the condominium form of ownership with respect to the project in which such unit is located. With respect to any Title Insurance Policy, the originator is the sole insured of such mortgagee Title Insurance Policy, such mortgagee Title Insurance Policy is in full force and effect and will inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement, no claims have been made under such mortgagee Title Insurance Policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything that would impair the coverage of such mortgagee Title Insurance Policy;

          (viii) To the best of the Seller's knowledge, no foreclosure action is being threatened or commenced with respect to any Mortgage Loan. There is no proceeding pending for the total or partial condemnation of any Mortgaged Property and each such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to have a material adverse effect on the value of the related Mortgaged Property as security for the related Mortgage Loan or the use for which the premises were intended;

          (ix) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

          (x) Each Mortgage Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act;

          (xi) Any and all requirements of any federal, state or local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to each Mortgage Loan have been complied with; and

          (xii) Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G of the Code and Treas. Reg.ss.1.860G-2.

          (xiii) No Mortgage Loan is 30 or more days' delinquent in payment as of the Cut-off Date and has not been 60 or more days delinquent in payment for the 12 month period prior to the Closing Date. For purposes of this Agreement 30 days or more delinquent will be defined as any loan that has been paid through no later than November 30, 2000.

          (xiv) Each Mortgage Loan is secured by a single parcel of property with one of the following structures thereon: detached single family residence, two to four family dwelling; individual condominium unit in a condominium project; individual unit in a planned unit development; or a manufactured home that conforms with applicable Fannie Mae requirements;

          (xv) No Mortgage Loan is secured by any of the following types of properties: cooperatives; log homes; mobile homes; geodesic homes; condominiums over four stories; or other unique structures;

          (xvi) No Mortgage Loan is subject to the requirements of the Home Ownership and Equity Protection Act of 1994 or any comparable state law;

          (xvii) No Mortgage Loan has a loan-to-value ratio greater than 90%;

          (xviii) No Mortgage Loan had an original balance of greater than $500,000 nor less than $40,000;

          (xix) To the best of the Seller's knowledge, all prepayment penalties on Mortgage Loans that were originated in states in which state laws or regulations prohibit the enforcement of prepayment penalties are enforceable under the Parity Act as of the Cut-off Date;

     It is understood and agreed that the representations and warranties set forth herein and the obligations of the Seller set forth in this Section survive delivery of the Mortgage Files and the Assignment of Mortgage of each Mortgage Loan to the Purchaser. Upon discovery by either the Seller or the Purchaser of a breach of any of the foregoing representations and warranties (in the case of representation (xix), without regard to the Seller's knowledge) that adversely and materially affects the value of the related Mortgage Loan, and that does not also constitute a breach of a representation or warranty of the related Transferor in the applicable Transfer Agreement, the party discovering such breach shall give prompt written notice to the other party. Within 60 days of the discovery of any such breach, the Seller shall, with respect to a breach of any of representations (i) to (iv), (vi) to
(xii) and (xix) of this Section, either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Purchaser at the applicable Purchase Price or (c) within the two year period following the Closing Date, substitute a Qualifying Substitute Mortgage Loan for the affected Mortgage Loan. With respect to a breach of any of representations (v) or (xiii) to (xviii) of this Section 1.04(b), the Seller shall repurchase the Mortgage Loan from the Purchaser at a price equal to the sum of (a) the Purchase Price with respect to such Mortgage Loan and (b) an amount equal to the product of (i) the Scheduled Principal Balance of such Mortgage Loan and (ii) the product of (1) 0.0776 and (2) a fraction, the numerator of which is the greater of (A) zero and (B) 12 minus the number of months that have elapsed since the Closing Date and the denominator of which is 12. With respect to a breach of representation (xix) of this Section 1.04(b), the Seller shall repurchase the Mortgage Loan from the Purchaser at a price equal to the sum of (a) the Purchase Price with respect to such Mortgage Loan and (b) an amount equal to the product of (i) the Scheduled Principal Balance of such Mortgage Loan and (ii) 0.01.

     Section 1.05. Grant Clause. It is intended that the conveyance of the Seller's right, title and interest in and to the Mortgage Loans and other property conveyed pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (a) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (b) the Seller hereby grants to the Purchaser a first priority security interest in all of the Seller's right, title and interest in, to and under, whether now owned or hereafter acquired, the Mortgage Loans and other property; and (c) this Agreement shall constitute a security agreement under applicable law.

     Section 1.06. Assignment by Purchaser. Concurrently with the execution of this Agreement, the Purchaser shall assign its interest under this Agreement with respect to the Mortgage Loans to the Depositor and the Depositor shall assign its interest under this Agreement to the Trustee, and the Trustee then shall succeed to all rights of the Purchaser under this Agreement. All references to the rights of the Purchaser in this Agreement shall be deemed to be for the benefit of and exercisable by its assignee or designee, specifically including the Depositor or the Trustee, as the case may be.

                                 ARTICLE II.

                           MISCELLANEOUS PROVISIONS

     Section 2.01. Binding Nature of Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section 2.02. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

     Section 2.03. Amendment. (a) This Agreement may be amended from time to time by the Seller and the Purchaser, without notice to or the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund, the Trust Agreement or this Agreement in the Prospectus Supplement; or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions. No such amendment effected pursuant to clause (iii) of the preceding sentence shall adversely affect in any material respect the interests of any Certificateholder. Any such amendment shall be deemed not to adversely affect in any material respect any Certificateholder, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

     (b) This Agreement may also be amended from time to time by the Seller and the Purchaser with the consent of the Certificateholders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Certificateholder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Certificateholders of which are required to consent to any such amendment without the consent of the Certificateholders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

     (c) It shall not be necessary for the consent of Certificateholders under this Section 2.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Section 2.04. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

     Section 2.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 2.06. Indulgences; No Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

     Section 2.07. Headings Not to Affect Interpretation. The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

     Section 2.08. Benefits of Agreement. The parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties set forth herein, that the Trustee enjoy the full benefit of the provisions of this Agreement as an intended third party beneficiary; provided, however, nothing in this Agreement, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, the Trustee and the Certificateholders, any benefit or legal or equitable right, power, remedy or claim under this Agreement.

     Section 2.09. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                   LEHMAN BROTHERS HOLDINGS INC.,
                                     as Seller

                                   By:  /s/ Joseph J. Kelly
                                      _________________________________________
                                      Name:  Joseph J. Kelly
                                      Title: Authorized Signatory


                                   IBF SPECIAL PURPOSE CORPORATION VII,
                                     as Purchaser

                                   By:  /s/ S. A. Hershon
                                      _________________________________________
                                      Name:  S.A. Hershon
                                      Title: President



ACKNOWLEDGED BY:


WELLS FARGO BANK MINNESOTA,
   National Association,
   as Trustee



By:  /s/ Amy Doyle
   ________________________________
   Name:  Amy Doyle
   Title: Vice President



                                  SCHEDULE A

                            MORTGAGE LOAN SCHEDULE



                                                                      EXHIBIT A


                   UNDERWRITING CRITERIA OF EACH TRANSFEROR

          Maintained in a separate closing binder at Brown & Wood LLP entitled "Underwriting Criteria"